Contents of Significant Accounts - Inventories, Net (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 TWD ($)	Jan. 01, 2018 TWD ($)	Dec. 31, 2017 TWD ($)
Classes of current inventories [abstract]
Raw materials		$ 3,766,056		$ 2,354,410
Supplies and spare parts		3,133,737		3,007,669
Work in process		10,034,488		11,492,450
Finished goods		1,268,838		1,402,971
Total	$ 594,679	$ 18,203,119	$ 18,154,700	$ 18,257,500